UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 18, 2011
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2011, Mr. Fritz K. Schaudies was appointed as Chief Financial Officer of the Registrant.

Mr. Schaudies has over 35 years of progressive financial leadership experience in the mining and real estate development industries. Mr. Schaudies brings extensive senior management expertise in the fields of financial accounting, acquisition analysis, financial and project forecasting, budgeting, and planning. For the past four years Mr. Schaudies was a consultant to an emerging mining company's start-up and operation of a gold mine in the State of Sonora, Mexico. Prior to that Mr. Schaudies held various positions with Newmont, Echo Bay Mines, Arch Mineral, Morrison Knudsen, and the Consolidation Coal Company (now Consol Energy). Mr. Schaudies is a registered CPA in Colorado, holds an MBA from Boise State University, completed extensive work towards a M.S. in Accounting at the University of Colorado, holds an undergraduate degree in accounting from Wheeling College and an undergraduate degree in Botany from the Ohio University.

Mr. Schaudies is not related by blood or marriage to any of the Regsitrant’s directors or executive officers or any persons nominated by the Registrant to become directors or executive officers. The Registrant has not engaged in any transaction in which Mr. Schaudies or a person related to Mr. Schaudies had a direct or indirect material interest. To the Registrant’s knowledge, there is no arrangement or understanding between any of our officers and Mr. Schaudies pursuant to which he was selected to serve as an officer.

On March 18, 2011, Ms. Doris Meyer stepped down as Chief Financial Officer of the Registrant.

Item 7.01. Regulation FD Disclosure.

On March 18, 2011, the Registrant issued a press release announcing that the Registrant had appointed a new Chief Financial Officer.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1           Press Release dated March 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: March 22, 2011	By:	/s/ Kenneth Brunk
Kenneth Brunk President

EXHIBIT INDEX

The following Exhibits relating to 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release dated March 18, 2011